EXHIBIT 10.3 THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT This Third Amendment to Purchase and Sale Agreement (this “Amendment”) dated as of the Effective Date (as hereinafter defined) is by and between ABP IL (UNIVERSITY PARK) LLC, a Delaware limited liability company (“Seller”), and BIG ACQUISITIONS LLC, an Illinois limited liability company (“Buyer”). RECITALS: A. Seller and Buyer are parties to that certain Purchase and Sale Agreement dated as of March 19, 2019, as amended by that certain First Amendment to Purchase and Sale Agreement dated April 29, 2019 and that certain Second Amendment to Purchase and Sale Agreement dated April 30, 2019 pertaining to the proposed sale by Seller to Buyer of certain real property more particularly described therein (collectively, the “Agreement”). B. The parties desire to amend certain provisions of the Agreement regarding the pre-closing inspection of the Property and the Lease. OPERATIVE TERMS: NOW, THEREFORE, for and in consideration of the foregoing recitals, the mutual covenants set forth in the Agreement and in this Amendment, Ten Dollars ($10.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows: 1. Recitals; Defined Terms. The foregoing recitals are true and correct in all material respects. Capitalized terms and phrases used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms and phrases in the Agreement. Unless the context clearly indicates otherwise, all references to “this Agreement” in the Agreement and in this Amendment shall hereinafter be deemed to refer to the Agreement, as amended hereby. As used in this Amendment (but not for purposes of the Agreement, in which context the definition of the term “Effective Date” shall remain unchanged), “Effective Date” shall mean the date on which Seller or Buyer shall have executed this Amendment, as indicated under their respective signatures, whichever is the later to do so. 2. Waiver of Due Diligence Termination Right. Buyer acknowledges that Buyer has completed all Due Diligence Buyer has deemed necessary or appropriate, and, subject to the Seller’s Warranties, Buyer has confirmed to its satisfaction all information that it considers material to its purchase of the Property or the Transaction. Accordingly, Buyer waives any right it may have had to Terminate the Agreement pursuant to Paragraph 4.3 or 4.5 thereof, which waiver is in part based on the modifications to the Agreement set forth in this Amendment. 3. Closing Deadline. The definition of “Closing Deadline” in Schedule A to the Agreement is hereby deleted in its entirety and replaced with the following definition: “‘Closing Deadline’ shall mean May 16, 2019.”

4. Municipal Inspections. Paragraph 5.3 of the Agreement is hereby deleted in its entirety and replaced with the following: “5.3 Municipal Inspections. Prior to the Closing Date, Seller shall arrange, at Seller’s sole cost and expense, for any and all municipal inspections of the Property that are required to consummate this transaction (including any municipal inspections required as a condition to the issuance of transfer stamps). To the extent any such inspections require repairs to the Property as a condition to the sale of the Property or the issuance of transfer stamps, prior to or following Closing, Seller shall complete such repairs at Seller’s sole cost and expense within any time frame required pursuant to such inspections; provided, however, that if the cost to complete any such repairs is reasonably estimated by Seller to be equal to or greater than Three Hundred Fifty Thousand and No/100 Dollars ($350,000.00), then Seller shall have the right to Terminate this Agreement by written notice delivered to Buyer, in which event Buyer shall receive a refund of the Deposit and neither party shall have any further obligation to the other under this Agreement (except for those obligations which expressly survive the termination hereof). To the extent that the Village of University Park requires the deposit of funds (the “Repair Deposit”) to secure the completion of any such repairs, Seller shall cause the Repair Deposit to be deposited with the Village of University Park at or prior to Closing. Notwithstanding that Buyer may be a party to the escrow agreement with the Village of University Park with respect to the Repair Deposit, subject to the terms of the escrow agreement, the Repair Deposit shall remain the property of Seller and shall be released to Seller upon completion of any required repairs. In addition, Seller shall deposit an amount (the “Additional Deposit”) equal to the Repair Deposit with the Title Company. The Additional Deposit shall be held by the Title Company pursuant to an escrow agreement between Seller, Purchaser, Purchaser’s lender and the Title Company, which provides, among other things, that such amount of the Additional Deposit shall be released to Purchaser or Purchaser’s lender to as is necessary to for Purchaser, or Purchaser’s lender, as applicable, to pay any costs actually incurred in connection with completion the required repairs in the event Seller fails to complete the same, and any remaining amount of the Additional Deposit shall be released to Seller contemporaneously with release of the Repair Deposit from the Village of University Park.” 5. Lease Amendment regarding Compliance with Laws. Paragraph 5.02(b)(i) of the Lease is deleted and replaced with the following: “(i) all laws, ordinances and regulations and other governmental rules, orders and determinations presently in effect or hereafter enacted, made or issued, whether or not presently contemplated (collectively, “Legal Requirements”), as applied to the Premises or the ownership, operation, use or possession thereof, including maintaining an adequate number of vehicular parking spaces; in connection therewith, Tenant agrees that it shall, at Tenant’s sole cost and expense, as soon as is reasonably practicable following the Commencement Date, but in no event later than the date that is one hundred eighty (180) days following the Commencement Date, (A) with respect to parking compliance at the Premises, either (1) provide to Landlord written confirmation from the Village of University Park (the “Municipality”) that the available vehicular parking at the Premises as of the Commencement Date is in compliance with applicable zoning requirements or constitutes a legal, nonconforming condition, or (2) or take such actions as are necessary to cause the available vehicular parking at the Premises to comply with then-applicable zoning requirements of the Municipality (the “Zoning Code”), which may include, but shall not be limited to, obtaining a variance and/or providing additional spaces as may be required by the

Municipality in order to comply with the Zoning Code, and (B) if required by the Municipality in connection with the transfer of the Premises from Tenant to Title Holder simultaneously with this Lease, obtain a new certificate of occupancy for the Premises from the Municipality in the customary form issued by the Municipality permitted the use of an improvements located on the Premises, in each case, existing as of the Commencement Date; provided, however that if any repair work to the Premises is required as a condition to the issuance of any required certificate of occupancy, Tenant shall make or cause to be made such repair work and if such repair work cannot reasonably be completed within one hundred eighty (180) days following the Commencement Date, so long has Tenant has commenced and diligently and continuously pursues completion of such repair work and Extension Conditions (defined below) are satisfied, Tenant shall have such additional time as is reasonably necessary to complete the repair work and obtain the certificate of occupancy. For avoidance of doubt, any funds escrowed by Tenant with the Municipality with respect to any repairs required as a condition to the issuance of a new certificate of occupancy for the Premises shall remain the property of Tenant and shall be released by the Municipality to Tenant. As used herein “Extension Conditions” shall mean that Tenant has delivered to Landlord evidence reasonably acceptable to Landlord that (i) the failure to make the repairs will not result in a material adverse effect on the marketability or use and enjoyment of the Premises, (ii) the repairs do not relate to the functionality of fire prevention or suppression systems in the Premises and failure to complete the applicable repairs will not result in an imminent threat to persons or property or the continued use and operation of the Premises (iii) the insurance policies required to be maintained hereunder shall continue in full force and effect and (iv) the failure to complete the repairs and/or obtain the certificate of occupancy will not result in any enforcement action by the Municipality. 6. Lease Amendment regarding Rail Service. The following shall be appended to Paragraph 5.01(b) of the Lease: “Tenant acknowledges and agrees that the loss of use of the existing rail spur servicing the Premises resulting from any loss of rights to use the track existing between the main railroad line adjacent to the Premises and the sidetrack servicing the Premises will not in and of itself be deemed a default by Landlord under this Lease or otherwise constitute grounds for termination of this Lease.” 7. Headings. The headings to sections of this Amendment are for convenient reference only and shall not be used in interpreting this Amendment. 8. Entire Agreement. This Amendment contains the entire agreement and understanding between the parties concerning the subject matter of this Amendment and supersedes all prior agreements, terms, understandings, conditions, representations and warranties, whether written or oral, concerning the matters that are the subject of this Amendment. 9. Force and Effect. Except as otherwise expressly modified by this Amendment, the Agreement shall remain in full force and effect. Seller and Buyer hereby ratify and confirm their respective rights and obligations under the Agreement, as amended by this Amendment. 10. Counterparts. This Amendment may be executed in counterparts, and all such counterparts shall when taken together, constitute one and the same instrument.

11. Electronic Execution. This Amendment may be executed and delivered by electronic transmission, with the same force and effect as a fully-executed or counterpart original document. [Remainder of this page has been intentionally left blank. Signatures appear on the following page.]

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the Effective Date. SELLER: ABP IL (UNIVERSITY PARK) LLC, a Delaware limited liability company By: /s/ Justin B. Heineman Justin B. Heineman Vice President and Corporate Secretary Date signed: May 1, 2019 BUYER: BIG ACQUISITIONS LLC, an Illinois limited liability company By: /s/ Michael W. Brennan Name: Michael W. Brennan Title: Manager Date signed: May 1, 2019